EXHIBIT 32.2

32.2  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flanigan's Enterprises, Inc. (the "Company") on Form 10-K for the year ended September 27, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Edward
A. Doxey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 that to my knowledge and belief:

      (1) The report fully complies with the requirements of Section 13 (a) or 15 (d) of The Securities Exchange Ace of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Edward A. Doxey
                                                     -------------------
                                                     Name: Edward A. Doxey
                                                     Chief Financial Officer
                                                     Date: January 12, 2004


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